Assets and liabilities held for sale	12 Months Ended
Dec. 31, 2020
Assets and liabilities held for sale
Assets and liabilities held for sale

12.        Assets and liabilities held for sale

In December 2019, the Company has decided to sell its subsidiaries FAC/FAMAT and FAIR, and for the UNIASSELVI’s undergraduate operation in the campuses Assevim and Famesul. The transaction consists of (i) the sale of the operations from the following campuses located in Brazil in the cities of: Brusque-SC and Rio do Sul-SC, as well as all related assets and liabilities, including the “ASSEVIM” and “FAMESUL” trademarks and (ii) the sale of 100% of the shares issued by the entities “FAC/FAMAT” and “FAIR”, its campuses and trademarks.

The Company decided on the sale of these specific assets, that are a portion of the on-campus undergraduate courses segment, in order to raise funds to invest in the distance learning undergraduate courses segment expansion.

In September 2020, the Company decided that due to the proceeds received from the IPO there was no further reason to sell these assets.

2019
Assets classified as held for sale
Trade receivables	7,935
Income taxes recoverable	207
Prepaid expenses	172
Other taxes recoverable	195
Other assets	122
Right-of-use assets	16,090
Property and equipment	11,704
Intangible assets	8
Total of assets disposal group held for sale	36,433
Liabilities directly associated with assets classified as held for sale
Trade payables	979
Lease liabilities	19,210
Taxes payable	181
Labor and social obligations	2,695
Prepayments from customers	112
Provisions for contingencies	107
Total liabilities of disposal group held for sale	23,284